                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                  FORM 8-K/A
                                (Rule 12g-3(a))


                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):        March 30, 2001
                                                 -------------------------------


                      MOUNTAINBANK FINANCIAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


NORTH CAROLINA                          0-32547             56-2237240
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
   of incorporation)                  File Number)           Identification No.)

         201 Wren Drive
         Hendersonville, North Carolina                 28792
--------------------------------------------------------------------------------
         (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:         (828) 693-7376
                                                    ----------------------------

Item 2.  Acquisition or Disposition of Assets.

     MountainBank Financial Corporation (the "Registrant") was incorporated on January 10, 2001, by and at the direction of the Board of Directors of MountainBank (the "Bank") for the sole purpose of acquiring the Bank and serving as the Bank's parent bank holding company. Prior to its acquisition of the Bank, Registrant conducted no business or operations other than those activities related to the acquisition.

     Effective at 2:00 P.M. on March 30, 2001 (the "Effective Time"), Registrant acquired the Bank in a statutory share exchange (the "Reorganization") effected under North Carolina law and in accordance with the terms of an Agreement and Plan of Reorganization and Share Exchange dated January 11, 2001 (the "Agreement"). The Agreement and the Reorganization previously had been approved by the Bank's shareholders at a special meeting held on February 20, 2001. Pursuant to the Agreement, at the Effective Time each of the outstanding shares of the Bank's $4.00 par value common stock formerly held by its shareholders (as adjusted for a five-for-four stock split in the Bank's common stock which became effective immediately prior to the Reorganization) was converted into one newly issued share of Registrant's $4.00 par value common stock, and the Bank became a wholly-owned subsidiary of Registrant.

     Registrant's directors and executive officers are the same as those of the Bank, and Registrant's current shareholders consist of the former shareholders of the Bank. Shareholders will receive certificates evidencing their shares of Registrant's common stock in exchange for and upon the proper surrender of their Bank certificates.

     The Bank is a North Carolina state-chartered commercial bank which was incorporated and commenced banking operations during 1997 and which engages in a general commercial and consumer banking business. The Bank's main banking office is located at 201 Wren Drive, Hendersonville, North Carolina. Its operations are primarily retail oriented and are aimed at individuals and small to medium-sized businesses located in its market area. The Bank's deposits are insured by the Federal Deposit Insurance Corporation and are derived primarily from customers located within its market area.

     As provided in the Commission's Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), Registrant's $4.00 par value common stock is deemed to be registered under Section 12(g) of the Exchange Act.

Item 7. Financial Statements and Exhibits.

        (a) Financial Statements of Business Acquired. The following financial statements of the Bank are filed with this Report.

               (1)  Independent Auditors' Report

               (2)  Balance Sheets as of  December 31, 2000 and 1999

               (3) Statements of Income for the years ended December 31, 2000, 1999 and 1998

               (4) Statements of Changes in Stockholders' Equity for the years ended December 31, 2000, 1999 and 1998

               (5) Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998

               (6)  Notes to Financial Statements

        (b) Supplemental Financial Statements. The following financial statements of Registrant (which have been restated to give retroactive effect to Registrant's acquisition of the Bank) are filed with this Report.

               (1)  Independent Auditors' Report

               (2) Supplemental Consolidated Balance Sheets as of December 31, 2000 and 1999

               (3) Supplemental Consolidated Statements of Income for the years ended December 31, 2000, 1999 and 1998

               (4) Supplemental Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2000, 1999 and 1998

               (5) Supplemental Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998

               (6)  Notes to Supplemental Consolidated Financial Statements

        (c) Exhibits. The following exhibits are filed as a part of this Report.


Exhibit No.                      Exhibit Description
-----------   ------------------------------------------------------------------
    2         Agreement and Plan or Reorganization and Share Exchange dated
              January 11, 2001
    3.1       Registrant's Articles of Incorporation
    3.2       Registrant's Bylaws
    21        Subsidiaries

                          Independent Auditor's Report


Board of Directors and Stockholders
MountainBank
Hendersonville, North Carolina

We have audited the balance sheets of MountainBank as of December 31, 2000 and 1999, and the related statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MountainBank at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with generally accepted accounting principles.


/s/ Larrowe & Company, PLC
Galax, Virginia
January 25, 2001, except for Note 17 as to which the date
 is March 30, 2001

---------------------------------------------------------------------------------
Balance Sheets
December 31, 2000 and 1999
---------------------------------------------------------------------------------

Assets                                                     2000          1999
                                                       ------------  ------------
Cash and due from banks                                $  7,797,745  $  4,298,207
Interest bearing deposits with banks                      3,667,612    11,260,158
Federal funds sold                                        9,220,000     1,570,000
Investment securities available for sale                 35,415,821    18,587,525
Restricted equity securities                                453,300       167,200
Loans, net of allowance for loan losses $3,006,842
 in 2000 and $1,247,068 in 1999                         197,372,973    88,498,368
Property and equipment, net                               2,322,157     1,636,121
Accrued income                                            2,007,804       824,402
Other assets                                                851,608       368,900
                                                       ------------  ------------
   Total assets                                        $259,109,020  $127,210,881
                                                       ============  ============

Liabilities and Stockholders' Equity

Liabilities
 Noninterest-bearing deposits                          $ 15,531,055  $  6,782,066
 Interest-bearing deposits                              217,807,421   107,104,095
                                                       ------------  ------------
   Total deposits                                       233,338,476   113,886,161

 Securities sold under agreements to repurchase           3,145,147     1,267,522
 Obligations under capital lease                            759,804       780,484
 Accrued interest payable                                 2,840,440       826,707
 Other liabilities                                          814,734       227,515
                                                       ------------  ------------
   Total liabilities                                    240,898,601   116,988,389
                                                       ------------  ------------

 Commitments and contingencies

Stockholders' equity
 Common stock, $4 par value; 10,000,000 shares
  authorized; 1,871,938 and 1,442,433 shares issued
  and outstanding in 2000 and 1999, respectively          7,487,752     5,769,730
 Surplus                                                  9,400,906     4,385,302
 Retained earnings                                        1,182,510       126,541
 Accumulated other comprehensive income (loss)              139,251       (59,081)
                                                       ------------  ------------
   Total stockholders' equity                            18,210,419    10,222,492
                                                       ------------  ------------
   Total liabilities and stockholders' equity          $259,109,020  $127,210,881
                                                       ============  ============


See Notes to Financial Statements

--------------------------------------------------------------------------------------
Statements of Income
For the years ended December 31, 2000, 1999, and 1998
--------------------------------------------------------------------------------------
                                                       2000        1999        1998
                                                   -----------  ----------  ----------
Interest income
 Loans and fees on loans                           $13,210,158  $5,649,738  $3,014,080
 Federal funds sold                                    241,412     331,405     327,280
 Investment securities, taxable                      1,857,850     513,415     137,749
 Investment securities, nontaxable                       6,708           -           -
 Deposit with banks                                    504,981     257,071           -
                                                   -----------  ----------  ----------
  Total interest income                             15,821,109   6,751,629   3,479,109
                                                   -----------  ----------  ----------

Interest expense
 Deposits                                            8,795,951   3,444,426   1,673,831
 Securities sold under agreements to repurchase        152,766      54,853      28,718
 Other borrowed funds                                   67,720      61,968      62,098
                                                   -----------  ----------  ----------
  Total interest expense                             9,016,437   3,561,247   1,764,647
                                                   -----------  ----------  ----------
  Net interest income                                6,804,672   3,190,382   1,714,462

Provision for loan losses                            1,905,000     826,500     471,118
                                                   -----------  ----------  ----------
  Net interest income after provision
   for loan losses                                   4,899,672   2,363,882   1,243,344
                                                   -----------  ----------  ----------

Noninterest income
 Service charges on deposit accounts                   460,984     230,715      99,886
 Mortgage origination income                           499,212     493,077     320,951
 Gain on sale of loans                                 150,977           -           -
 Other service charges and fees                         60,240      35,018      22,629
 Other income                                          146,514      22,893      25,848
                                                   -----------  ----------  ----------
  Total noninterest income                           1,317,927     781,703     469,314
                                                   -----------  ----------  ----------

Noninterest expense
 Salaries and employee benefits                      2,416,831   1,396,715     807,381
 Occupancy                                             315,702     209,841     173,718
 Equipment                                             348,619     196,212      72,283
 Data processing                                       298,178     157,521      59,089
 Other general and administrative                    1,199,182     859,468     470,086
                                                   -----------  ----------  ----------
  Total noninterest expense                          4,578,512   2,819,757   1,582,557
                                                   -----------  ----------  ----------
  Income before income taxes                         1,639,087     325,828     130,101

Income tax expense                                     583,118           -           -
                                                   -----------  ----------  ----------
  Net income                                       $ 1,055,969  $  325,828  $  130,101
                                                   ===========  ==========  ==========

Basic earnings per share                           $       .62  $      .26  $      .12
                                                   ===========  ==========  ==========
Diluted earnings per share                         $       .57  $      .23  $      .11
                                                   ===========  ==========  ==========
Weighted average shares outstanding                  1,701,426   1,270,721   1,092,780
                                                   ===========  ==========  ==========


See Notes to Financial Statements



-------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Stockholders' Equity
For the years ended December 31, 2000, 1999, and 1998
-------------------------------------------------------------------------------------------------------------------------
                                                                                             Accumulated
                                            Common Stock                       Retained          Other
                                           -------------                       Earnings      Comprehensive
                                       Shares        Amount       Surplus      (Deficit)     Income (Loss)     Total
                                    -------------  -----------  -----------  --------------  -------------  ------------
 Balance, December 31, 1997           756,343       $3,025,370   $3,277,877    $ (329,388)    $    1,618     $ 5,975,477

 Comprehensive income
 Net income                                 -                -            -       130,101              -         130,101
 Net change in unrealized
  appreciation on
  investment securities
  available for sale                        -                -            -             -         20,843          20,843
                                                                                                             -----------
 Total comprehensive income                                                                                      150,944

 Stock options exercised                5,715           22,860       27,432             -              -          50,292
 Stock split, effected in the
  form of a dividend                  152,400          609,600     (609,600)            -              -              -
 Fractions redeemed                         -                -         (130)            -              -           (130)
                                    ---------       ----------   ----------    ----------     ----------     ----------
 Balance, December 31, 1998           914,458        3,657,830    2,695,579      (199,287)        22,461      6,176,583

 Comprehensive income
 Net income                                 -                -            -       325,828              -        325,828
 Net change in unrealized
  appreciation on
  investment securities
  available for sale                        -                -            -             -        (81,542)       (81,542)
                                                                                                             ----------
 Total comprehensive income                                                                                     244,286

 Shares issued                        280,434        1,121,735    2,627,813             -              -      3,749,548
 Stock options exercised                7,159           28,635       23,880             -              -         52,515
 Stock split, effected in the
  form of a dividend                  240,382          961,530     (961,530)                                          -
 Fractions redeemed                                                    (440)                                       (440)
                                    ---------        ----------   ---------    ----------     ----------    -----------
 Balance, December 31, 1999         1,442,433        5,769,730    4,385,302       126,541        (59,081)    10,222,492

 Comprehensive income
 Net income                                 -                -            -     1,055,969              -      1,055,969
 Net change in unrealized
  appreciation on
  investment securities
  available for sale                        -                -            -             -        198,332        198,332
                                                                                                            -----------
 Total comprehensive income                                                                                   1,254,301

 Fractional shares
 purchased                                (81)            (323)         323             -              -              -
 Shares sold                          426,331        1,705,325    5,005,128             -              -      6,710,453
 Stock options exercised                3,255           13,020       10,153             -              -         23,173
                                    ---------       ----------   ----------    ----------     ----------    -----------
 Balance, December 31, 2000         1,871,938       $7,487,752   $9,400,906    $1,182,510     $  139,251    $18,210,419
                                    =========       ==========   ==========    ==========     ==========    ===========




See Notes to Financial Statements

--------------------------------------------------------------------------------
Statements of Cash Flows
For the years ended December 31, 2000, 1999, and 1998
--------------------------------------------------------------------------------

                                                                        2000           1999           1998
                                                                   -------------   ------------   ------------
Cash flows from operating activities
 Net income                                                        $   1,055,969   $    325,828   $    130,101
 Adjustments to reconcile net income
  to net cash provided by operations:
   Depreciation and amortization                                         298,096        185,897        120,668
   Provision for loan losses                                           1,905,000        826,500        471,118
   Deferred income taxes                                                (536,147)       (97,591)      (136,514)
   Accretion of discount on securities, net of
    amortization of premiums                                             (33,062)        (5,570)           893
   Changes in assets and liabilities:
  Accrued income                                                      (1,183,402)      (473,653)      (236,525)
  Other assets                                                           (18,298)      (110,778)       (13,981)
  Accrued interest payable                                             2,013,733        269,138        447,598
  Other liabilities                                                      587,219         94,703        117,261
                                                                   -------------   ------------   ------------
      Net cash provided by operating activities                        4,089,108      1,014,474        900,619
                                                                   -------------   ------------   ------------
Cash flows from investing activities
 Net (increase) decrease in federal funds sold                        (7,650,000)    (1,250,000)     3,250,000
 Net (increase)decrease in interest-bearing deposits with banks        7,592,546    (11,260,158)             -
 Purchases of investment securities                                  (24,435,517)   (14,923,637)    (7,141,340)
 Sales of investment securities                                                -        500,000              -
 Maturities of investment securities                                   7,624,252      1,764,056      1,492,987
 Net increase in loans                                              (110,779,605)   (41,717,141)   (30,280,979)
 Purchases of property and equipment                                    (984,132)      (532,842)      (298,299)
                                                                   -------------   ------------   ------------
      Net cash used in investing activities                         (128,632,456)   (67,419,722)   (32,977,631)
                                                                   -------------   ------------   ------------

Cash flows from financing activities
 Net increase in noninterest-bearing deposits                          8,748,989      2,090,510      3,126,338
 Net increase in interest-bearing deposits                           110,703,326     61,435,915     30,454,719
 Net increase in securities sold under agreements
  to repurchase                                                        1,877,625        663,000        551,524
 Repayment of obligations under capital lease                            (20,680)       (22,124)       (18,364)
 Proceeds from the issuance of common stock, net                       6,733,626      3,801,623         50,162
                                                                   -------------   ------------   ------------
      Net cash provided by financing activities                      128,042,886     67,968,924     34,164,379
                                                                   -------------   ------------   ------------
      Net increase in cash and cash equivalents                        3,499,538      1,563,676      2,087,367

Cash and cash equivalents, beginning                                   4,298,207      2,734,531        647,164
                                                                   -------------   ------------   ------------
Cash and cash equivalents, ending                                  $   7,797,745   $  4,298,207   $  2,734,531
                                                                   =============   ============   ============
Supplemental disclosures of cash flow information
 Interest paid                                                     $   7,002,704   $  3,292,109   $  1,317,049
                                                                   =============   ============   ============
 Income taxes paid                                                 $     620,965   $     90,843   $     45,000
                                                                   =============   ============   ============


See Notes to Financial Statements

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
Organization

MountainBank (the Bank) was organized and incorporated under the laws of the State of North Carolina on June 25, 1997 and commenced operations on June 26, 1997. The Bank currently serves Henderson, Polk, Rutherford, and Buncombe counties, North Carolina and surrounding areas through seven banking offices.
As a state chartered bank which is not a member of the Federal Reserve, the Bank is subject to regulation by the State of North Carolina Banking Commission and the Federal Deposit Insurance Corporation.

The accounting and reporting policies of the Bank follow generally accepted accounting principles and general practices within the financial services industry. Following is a summary of the more significant policies.

Business segments

The Bank reports its activities as a single business segment. In determining the appropriateness of segment definition, the Bank considers the materiality of a potential segment and components of the business about which financial information is available and regularly evaluated relative to resource allocation and performance assessment.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the allowances for loan and foreclosed real estate losses, management obtains independent appraisals for significant properties.

Substantially all of the Bank's loan portfolio consists of loans in its market area. Accordingly, the ultimate collectibility of a substantial portion of the Bank's loan portfolio and the recovery of a substantial portion of the carrying amount of foreclosed real estate are susceptible to changes in local market conditions. The regional economy is diverse, but influenced to an extent by the retirement, manufacturing and agricultural segments.

While management uses available information to recognize loan and foreclosed real estate losses, future additions to the allowances may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as a part of their routine examination process, periodically review the Bank's allowances for loan and foreclosed real estate losses. Such agencies may require the Bank to recognize additions to the allowances based on their judgments about information available to them at the time of their examinations. Because of these factors, it is reasonably possible that the allowances for loan and foreclosed real estate losses may change materially in the near term.

Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents are defined as those amounts included in the balance sheet caption "cash and due from banks.

Trading securities

The Bank does not hold securities for short-term resale and therefore does not maintain a trading securities portfolio.

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies, continued

Securities held to maturity

Bonds, notes, and debentures for which the Bank has the positive intent and ability to hold to maturity are reported at cost, adjusted for premiums and discounts that are recognized in interest income using the interest method over the period to maturity or to call dates. All securities held by the Bank at December 31, 2000 and 1999 were classified as available for sale.

Securities available for sale

Available-for-sale securities are reported at fair value and consist of bonds, notes, debentures, and certain equity securities not classified as trading securities or as held-to-maturity securities.

Unrealized holding gains and losses, net of tax, on available-for-sale securities are reported as a net amount in a separate component of stockholders' equity. Realized gains and losses on the sale of available-for-sale securities are determined using the specific-identification method. Premiums and discounts are recognized in interest income using the interest method over the period to maturity or to call dates.

Declines in the fair value of individual held-to-maturity and available-for-sale securities below cost that are other than temporary are reflected as write-downs of the individual securities to fair value. Related write-downs are included in earnings as realized losses.

Loans held for sale

Mortgage loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated market value in the aggregate. Net unrealized losses are recognized through a valuation allowance by charges to income.

Loans receivable

Loans receivable that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal amount adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans and unamortized premiums or discounts on purchased loans.

Loan origination fees and certain direct origination costs are capitalized and recognized as an adjustment of the yield of the related loan. Discounts and premiums on any purchased residential real estate loans are amortized to income using the interest method over the remaining period to contractual maturity, adjusted for anticipated prepayments. Discounts and premiums on any purchased consumer loans are recognized over the expected lives of the loans using methods that approximate the interest method.

Interest is accrued and credited to income based on the principal amount outstanding. The accrual of interest on impaired loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

Allowance for loan losses

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and

-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies, continued

Allowance for loan losses, continued

prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

A loan is considered impaired when, based on current information and events, it is probable that the Corporation will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

Large groups of smaller balance homogeneous loans are collectively evaluated for impairment. Accordingly, the Bank does not separately identify individual consumer and residential loans for impairment disclosures.

Property and equipment

Bank premises, furniture and equipment, and leasehold improvements are carried at cost, less accumulated depreciation and amortization computed principally by the straight-line method over the following estimated useful lives:

                                               Years
                                               -----
          Buildings and improvements            5-40
          Furniture and equipment               3-10

For assets recorded under the terms of capital leases, the present value of future minimum lease payments is treated as cost.

Foreclosed properties

Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at fair value less anticipated cost to sell at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by management and the real estate is carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses form operations and changes in the valuation allowance are included in loss on foreclosed real estate.

Stock-based compensation

The Bank accounts for its stock-based compensation plans using the accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. The Bank is not required to adopt the fair value based recognition provisions prescribed under SFAS No. 123, Accounting for Stock-Based Compensation (issued in October 1995), but complies with the disclosure requirements set forth in the Statement, which include disclosing pro forma net income as if the fair value based method of accounting had been applied.

Transfers of financial assets

Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Bank, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the

-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies, continued

Transfers of financial assets, continued

transferred assets, and (3) the Bank does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Income taxes

Provision for income taxes is based on amounts reported in the statements of income (after exclusion of non-taxable income such as interest on state and municipal securities) and consists of taxes currently due plus deferred taxes on temporary differences in the recognition of income and expense for tax and financial statement purposes. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Basic earnings per share

Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period, after giving retroactive effect to stock splits and dividends.

Diluted earnings per share

The computation of diluted earnings per share is similar to the computation of basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if dilutive potential common shares had been issued. The numerator is adjusted for any changes in income or loss that would result from the assumed conversion of those potential common shares.

Comprehensive income

Annual comprehensive income reflects the change in the Bank's equity during the year arising from transactions and events other than investment by and distributions to shareholders. It consists of net income plus certain other changes in assets and liabilities that are reported as separate components of stockholder's equity rather than as income or expense.

Financial instruments

Any derivative financial instruments held or issued by the Bank are held or issued for purposes other than trading.

In the ordinary course of business the Bank has entered into off-balance-sheet financial instruments consisting of commitments to extend credit. Such financial instruments are recorded in the financial statements when they are funded or related fees are incurred or received.

The Bank does not utilize interest-rate exchange agreements or interest-rate futures contracts.

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies, continued

Fair value of financial instruments, continued

disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Bank.

The following methods and assumptions were used by the Bank in estimating its fair value disclosures for financial instruments:

Cash and cash equivalents: The carrying amounts reported in the balance sheet for cash and cash equivalents approximate their fair values.

Interest-bearing deposits with banks: Fair values for time deposits are estimated using a discounted cash flow analysis that applies interest rates currently being offered on certificates to a schedule of aggregated contractual maturities on such time deposits.

Available-for-sale and held-to-maturity securities: Fair values for securities, excluding restricted equity securities, are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments. The carrying values of restricted equity securities approximate fair values.

Loans receivable: For variable-rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying amounts. The fair values for other loans are estimated using discounted cash flow analysis, based on interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loan fair value estimates include judgments regarding future expected loss experience and risk characteristics. Fair values for impaired loans are estimated using discounted cash flow analysis or underlying collateral values, where applicable. The carrying amount of accrued interest receivable approximates its fair value.

Deposit liabilities: The fair values disclosed for demand and savings deposits are, by definition, equal to the amount payable on demand at the reporting date. The fair values for certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated contractual maturities on such time deposits. The carrying amount of accrued interest payable approximates fair value.

Short-term debt: The carrying amounts of short-term debt approximate their fair values.

Other liabilities: For fixed-rate loan commitments, fair value considers the difference between current levels of interest rates and the committed rates. The carrying amounts of other liabilities approximates fair value.

Reclassifications

Certain reclassifications have been made to the prior years' financial statements to place them on a comparable basis with the current year. Net income and stockholders' equity previously reported were not affected by these reclassifications.

Note 2.  Restrictions on Cash

To comply with banking regulations, the Bank is required to maintain certain average cash reserve balances. The daily average cash reserve requirement was approximately $336,000 and $3,417,000 for the periods including December 31, 2000 and 1999, respectively.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3.  Securities

Debt and equity securities have been classified in the balance sheets according to management's intent. The carrying amounts of securities (all available-for-sale) and their approximate fair values at December 31 follow:

                                       Amortized   Unrealized  Unrealized     Fair
2000                                     Cost        Gains       Losses       Value
----                                  -----------  ----------  ----------  -----------
 Available for sale

 U.S. Treasury securities             $         -    $      -     $     -  $         -
 U.S. Government agency securities      9,385,060      21,397      62,487    9,343,970
 State and municipal securities           813,947         547       2,793      811,701
 Mortgage-backed securities            25,005,827     268,965      14,642   25,260,150
 Restricted equity securities             453,300           -           -      453,300
                                      -----------    --------     -------  -----------
                                      $35,658,134    $290,909     $79,922  $35,869,121
                                      ===========    ========     =======  ===========

1999
----

 Available for sale

 U.S. Treasury securities             $         -    $      -     $     -  $         -
 U.S. Government agency securities     11,374,722      21,924      93,818   11,302,828
 Mortgage-backed securities             7,271,884      12,813           -    7,284,697
 Restricted equity securities             167,200           -           -      167,200
                                      -----------    --------     -------  -----------
                                      $18,813,806    $ 34,737     $93,818  $18,754,725
                                      ===========    ========     =======  ===========

Investment securities with amortized cost of approximately $7,200,000 and $2,900,000 at December 31, 2000 and 1999, respectively, were pledged as collateral on public deposits and for other purposes as required or permitted by law.

There were no realized gains or losses on the sale or maturity of investment securities for the periods ended December 31, 2000, 1999 and 1998.


The scheduled maturities of investment securities (all available for sale) at December 31, 2000 were as follows:

                                           Amortized      Fair
                                             Cost         Value
                                          -----------  -----------

Due in one year or less                   $         -  $         -
Due after one year through five years         813,978      811,701
Due after five years through ten years      2,951,650    2,967,600
Due after ten years                        31,439,206   31,636,520
Restricted equity securities                  453,300      453,300
                                          -----------  -----------
                                          $35,658,134  $35,869,121
                                          ===========  ===========

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 4.  Loans Receivable

The major components of loans in the balance sheets at December 31, 2000 and 1999, are as follows (in thousands):


                                                                        2000        1999
                                                                     ----------   --------
Commercial                                                             $ 29,381   $ 17,471
Real estate:
 Construction and land development                                       32,602     13,480
 Residential, 1-4 families                                               36,971     20,480
 Residential, 5 or more families                                            596        455
 Farmland                                                                   385        565
 Nonfarm, nonresidential                                                 78,493     27,727
Agricultural                                                                996        218
Consumer                                                                 20,968      9,277
Other                                                                         -          -
                                                                       --------   --------
                                                                        200,392     89,673

Unearned loan origination fees, net of costs                                (12)        72
                                                                       --------   --------
                                                                        200,380     89,745

Allowance for loan losses                                                (3,007)    (1,247)
                                                                       --------   --------
                                                                       $197,373   $ 88,498
                                                                       ========   ========

Note 5.  Allowance for Loan Losses

An analysis of the changes in the allowance for loan losses is as follows:

                                                                                 2000         1999       1998
                                                                              ----------   ----------   --------

Balance, beginning                                                            $1,247,068   $  751,816   $280,698

Provision charged to expense                                                   1,905,000      826,500    471,118
Recoveries of amounts charged off                                                  4,800          630          -
Amounts charged off                                                             (150,026)    (331,878)         -
                                                                              ----------   ----------   --------
Balance, ending                                                               $3,006,842   $1,247,068   $751,816
                                                                              ==========   ==========   ========

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5.  Allowance for Loan Losses, continued

The following is a summary of information pertaining to impaired loans at December 31:

                                                                                        2000        1999
                                                                                     ----------  ----------
Impaired loans without a valuation allowance                                         $        -  $        -
Impaired loans with a valuation allowance                                                79,945     291,526
                                                                                     ----------  ----------
     Total impaired loans                                                            $   79,945  $  291,526
                                                                                     ==========  ==========

Valuation allowance related to impaired loans                                        $   60,516  $   21,555
                                                                                     ==========  ==========

                                                                              2000      1999        1998
                                                                            -------  ----------  ----------
Average investment in impaired loans                                        $21,393  $  142,117  $  410,678
                                                                            =======  ==========  ==========
Interest income recognized for the year                                     $   492  $    2,432  $   22,593
                                                                            =======  ==========  ==========
Interest income recognized on a cash basis for the year                     $   492  $    2,432  $   22,593
                                                                            =======  ==========  ==========


The Bank is not committed to lend additional funds to debtors whose loans have been modified.

Note 6.  Property and Equipment

Components of property and equipment

Components of property and equipment and total accumulated depreciation at December 31, 2000 and 1999 are as follows:

                                                                                        2000        1999
                                                                                     ----------  ----------
Land, buildings and improvements                                                     $1,221,110  $1,075,486
Furniture and equipment                                                               1,751,863     913,355
                                                                                     ----------  ----------
   Property and equipment, total                                                      2,972,973   1,988,841

Less accumulated depreciation                                                           650,816     352,720
                                                                                     ----------  ----------
   Property and equipment, net of depreciation                                       $2,322,157  $1,636,121
                                                                                     ==========  ==========

Capital lease

The Bank leases its primary banking office under the provisions of an agreement with the Chairman of the Bank's Board of Directors which is accounted for as a capital lease. Minimum lease payments relating to the building have been capitalized as its cost. The lease calls for monthly payments of $6,700 per month for the first five years of the term with five-year segment adjustments based on changes in the CPI, and expires June 30, 2017. The lease also provides the Bank an option for two consecutive five-year renewal periods at the expiration of the original 20 year term. The banking office under capital lease at December 31, 2000 has a cost of $836,883, accumulated amortization of $147,200 and a net book value of $689,683. Amortization relating to the leased property is included in depreciation expense.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 6.  Property and Equipment, continued

The future minimum lease payments under capital lease and the net present value of the future minimum lease payments at December 31, 2000 and 1999 are as follows:


                                     2000         1999
                                  ----------   ----------
Total minimum lease payments      $1,326,600   $1,407,000
Amount representing interest        (566,796)    (626,516)
                                  ----------   ----------
Obligation under capital lease    $  759,804   $  780,484
                                  ==========   ==========

Operating leases

The Bank leases five branch facilities under operating leases which commenced on March 1, 1998, May 10, 1999, December 1, 1999, November 1, 2000 and September 1, 2000 and expire March 2003, August 2009, November 2009, October 2005, and August 2003, respectively. The leases call for minimum monthly payments of $2,670, $1,800, $1,200, $2,100, and $1,000, respectively.

The Bank also leases an operations center under an operating lease with the Chairman of the Bank's Board of Directors. The lease commenced on December 1, 1998 and continues for a period of five years with monthly lease payments of $1,050.

Rental expense under operating leases was $168,141 and $103,539 for 2000 and 1999, respectively. Future minimum commitments under noncancellable leases are as follows:

              Operating    Capital
               Leases      Leases
              ---------  ----------
2001           $117,840  $   80,400
2002            117,840      80,400
2003             86,090      80,400
2004             61,200      80,400
2005             57,000      80,400
Thereafter      133,800     924,600
               --------  ----------
               $573,770  $1,326,600
               ========  ==========

Note 7.  Deposits

The aggregate amount of time deposits in denominations of $100,000 or more at December 31, 2000 and 1999 was $66,386,988 and $25,936,405, respectively.

At December 31, 2000, the scheduled maturities of time deposits are as follows:

                2001                   $153,252
                2002                     12,384
                2003                      3,096
                2004                        423
                2005                        181
             thereafter                       -
                                       --------
                                       $169,336
                                       ========

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 8.  Short-term Debt

Short-term debt consists of securities sold under agreements to repurchase, which generally mature within one to four days from the transaction date. Additional information at December 31, 2000 and 1999 and for the periods then ended is summarized below:

                                                             2000         1999
                                                          ----------   ----------
Outstanding balance at December 31                        $3,145,147   $1,267,522
                                                          ==========   ==========
Year-end weighted average rate                                  5.98%        4.78%
                                                          ==========   ==========
Daily average outstanding during the period               $2,069,879   $1,424,335
                                                          ==========   ==========
Average rate for the period                                     5.89%        3.79%
                                                          ==========   ==========
Maximum outstanding at any month-end during the period    $3,267,082   $1,943,402
                                                          ==========   ==========

The Bank has established various credit facilities to provide additional liquidity if and as needed. These consist of unsecured lines of credit in the aggregate amount of $2,000,000 and secured lines of credit of approximately $37,000,000. There were no amounts outstanding under these arrangements as of December 31, 2000 and 1999.

Note 9.  Fair Value of Financial Instruments

The estimated fair values of the Bank's financial instruments are as follows (dollars in thousands):

                                                 December 31, 2000            December 31, 1999
                                            ---------------------------  ---------------------------
                                                Carrying         Fair        Carrying         Fair
                                                 Amount         Value         Amount         Value
                                            -----------------  --------  -----------------  --------
Financial assets
 Cash and cash equivalents                      $  7,798       $  7,798      $  4,298       $  4,298
 Interest-bearing deposits                         3,668          3,668        11,260         11,260
 Federal funds sold                                9,220          9,220         1,570          1,570
 Securities, available-for-sale                   35,416         35,416        18,588         18,588
 Restricted equity securities                        453            453           167            167
 Loans, net of allowance for loan losses         197,373        197,317        88,498         87,559

Financial liabilities
 Deposits                                        233,338        228,522       113,886        111,039
 Short-term debt                                   3,145          3,145         1,268          1,268
 Long-term debt                                      760            760           780            780

Off-balance-sheets assets (liabilities)
 Commitments to extend credit and
  standby letters of credit                            -              -             -              -


Note 10.  Earnings per Share

The following table details the computation of basic and diluted earnings per share for the periods ended December 31, 2000, 1999 and 1998:

                                                                  2000        1999        1998
                                                               ----------  ----------  ----------
Net income (loss) (income available to common shareholders)    $1,055,969  $  325,828  $  130,101
                                                               ==========  ==========  ==========

Weighted average common shares outstanding                      1,701,426   1,270,721   1,092,780
Effect of dilutive securities, options                            162,862     115,402      46,146
                                                               ----------  ----------  ----------
Weighted average common shares outstanding, diluted             1,864,288   1,386,123   1,138,926
                                                               ==========  ==========  ==========

Basic earnings per share                                       $      .62  $      .26  $      .12
                                                               ==========  ==========  ==========
Diluted earnings per share                                     $      .57  $      .23  $      .11
                                                               ==========  ==========  ==========

-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

Note 11.  Stock Options

On December 8, 1997, the Bank adopted a qualified incentive stock option plan which reserves up to 60,000 (108,000 adjusted for the December 1998 and 1999 and March 2001 stock splits) shares for the benefit of certain of the Bank's employees. Options granted under this plan are exercisable at no less than fair market value of the Bank's common stock at the date of grant, vest according to the terms of each particular grant and expire in no more than ten years. On October 16, 2000, the Bank amended the plan to reserve up to 63,268 (79,085 adjusted for the March 2001 stock split) additional shares for the benefit of certain of the Bank's employees.

Also on December 8, 1997, the Bank adopted a non-qualified stock option plan which reserves up to 60,000 (86,400 adjusted for the December 1998 and 1999 and March 2001 stock splits) shares for purchase by directors. Options granted under this plan are exercisable at no less than fair market value of the Bank's common stock at the date of grant, vest according to the terms of each particular grant and expire in no more than ten years. On October 16, 2000, the Bank also amended this plan to reserve up to 63,268 (79,085 adjusted for the March 2001 stock split) additional shares for purchase by directors.

Activity under Bank plans during the periods ended December 31, 2000, 1999 and 1998 is summarized below:

                                    Qualified Plan          Non-Qualified Plan
                              ---------------------------  --------------------
                                 Available                 Available
                                 For Grant      Granted    For Grant   Granted
                              ---------------  ----------  ----------  --------
Balance, December 31, 1997         30,000         30,000       4,998    55,002

 Granted                          (17,000)        17,000           -         -
 Exercised                              -           (160)          -    (4,412)
 Forfeited                          4,820         (4,820)      6,761    (6,761)
 Stock split                        3,564          8,404       2,352     8,766
                                  -------        -------     -------   -------
Balance, December 31, 1998         21,384         50,424      14,111    52,595

 Granted                          (22,388)        22,388     (14,111)   14,111
 Exercised                              -           (432)          -    (5,295)
 Forfeited                          1,004         (1,004)          -         -
 Stock split                            -         14,275           -    12,282
                                  -------        -------     -------   -------
Balance, December 31, 1999              -         85,651           -    73,693

 Amendment to plan                 63,268              -      63,268         -
 Granted                          (51,864)        51,864     (63,268)   63,268
 Exercised                              -         (2,201)          -         -
 Forfeited                          4,260         (4,260)          -         -
 Stock split                        3,196         32,764           -    34,240
                                  -------        -------     -------   -------
Balance, December 31, 2000         19,580        163,818           -   171,201
                                  =======        =======     =======   =======

-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

Note 11.  Stock Options, continued

Additional information related to options for the periods ended December 31, 2000, 1999 and 1998 is detailed below:


                                                             2000       1999      1998
                                                           --------   --------   -------
Outstanding options:
 Weighted average exercise price, beginning of the year    $   7.79   $   6.17   $  6.11
 Weighted average exercise price, end of the year          $  10.54   $   7.79   $  6.17
 Range of exercise prices:
  From                                                     $   6.11   $   6.11   $  6.11
  To                                                       $  16.00   $  13.34   $  9.17
 Weighted averaged remaining contractual life in months         100        101       107

Exercisable options outstanding at December 31:
 Number                                                     178,303     89,120    48,725
 Weighted average exercise price                           $   7.16   $   6.54   $  6.17

Weighted average exercise price of options:
 Granted during the year                                   $  16.00   $  12.10   $  6.52
 Exercised during the year                                 $   7.12   $   6.11   $  6.11
 Forfeited during the year                                 $  10.78   $   8.71   $  6.40
 Expired during the year                                   $      -   $      -   $     -

Grant-date fair value:
 Options granted during the year                           $918,778   $296,010   $95,085

Significant assumptions used in determining
 fair value of options granted:
 Risk-free interest rate                                       5.25%       6.0%      6.0%
 Expected life in years                                          10         10        10
 Expected dividends                                               -          -         -
 Expected volatility                                           0.85%      1.40%     1.35%

Results of operations:
 Compensation cost recognized in income for all
  stock-based compensation awards                          $      -   $      -   $     -
                                                           ========   ========   =======
 Pro forma net income, based on SFAS No. 123               $449,576   $ 29,818   $35,016
                                                           ========   ========   =======
 Pro forma earnings per common share,
  based on SFAS No. 123                                    $   0.26   $   0.02   $  0.03
                                                           ========   ========   =======

Note 12.  Benefit Plans

Defined contribution plans

The Bank maintains a profit sharing plan pursuant to Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees at least 21 years of age who have completed three months of service. Participants may contribute a percentage of compensation, subject to a maximum allowed under the Code. In addition, the Bank may make additional contributions at the discretion of the Board of Directors. The Bank contribution was approximately $24,572, $13,629, and $10,332 for 2000, 1999 and 1998, respectively.

Cafeteria plan

The Bank adopted a cafeteria plan on December 18, 2000 which provides its employees with a choice between compensation and certain qualified benefit plans including medical reimbursement, group accident and health insurance, dependent care assistance, and group term life insurance. The plan does not go into effect until 2001.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 13.  Income Taxes

Current and deferred income tax components

The components of income tax expense are as follows:

                                                    2000        1999       1998
                                                 ----------   ---------   --------
Current                                          $1,119,265   $ 211,233   $136,514
Deferred                                           (490,229)    (97,591)   (72,054)
Deferred tax asset valuation allowance change       (45,918)   (113,642)   (64,460)
                                                 ----------   ---------   --------
                                                 $  583,118   $       -   $      -
                                                 ==========   =========   ========

Rate reconciliation

A reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to income tax expense included in the statements of income follows:

                                                   2000        1999       1998
                                                 --------   ---------   --------
Tax at statutory federal rate                    $557,290   $ 110,782   $ 44,234
State income tax, net of federal benefit           80,818       2,945     20,136
Tax exempt interest                                (6,033)          -          -
Other                                              (3,039)        (85)        90
Deferred tax asset valuation allowance change     (45,918)   (113,642)   (64,460)
                                                 --------   ---------   --------
                                                 $583,118   $       -   $      -
                                                 ========   =========   ========

Deferred income tax analysis

The components of net deferred tax assets (substantially all Federal) at December 31, 2000 and 1999, are summarized as follows:


                                                                                            2000       1999
                                                                                          ---------   --------
Deferred tax assets                                                                       $ 940,932   $424,867
Deferred tax liabilities                                                                   (128,774)   (31,202)
Deferred tax asset valuation allowance                                                            -    (45,918)
                                                                                          ---------   --------
 Net deferred tax asset                                                                   $ 812,158   $347,747
                                                                                          =========   ========

The tax effects of each significant item creating deferred taxes are summarized below:

                                                                                             2000       1999
                                                                                          ---------   --------
Net unrealized appreciation on securities
 available for sale                                                                       $ (71,736)  $      -
Allowance for loan losses                                                                   903,761    361,457
Pre-opening expenses                                                                         37,171     63,410
Other                                                                                             -     (7,655)
Depreciation                                                                                (50,895)   (22,867)
Accretion of bond discount                                                                   (6,143)      (680)
                                                                                          ---------   --------
                                                                                          $ 812,158   $393,665
                                                                                          =========   ========


Note 14.  Commitments and Contingencies

Litigation

In the normal course of business the Bank is involved in various legal proceedings. After consultation with legal counsel, management believes that any liability resulting from such proceedings will not be material to the financial statements.

-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------
Note 14.  Commitments and Contingencies, continued

Financial instruments with off-balance-sheet risk

The Bank is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, credit risk in excess of the amount recognized in the balance sheets.

The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as for on-balance-sheet instruments. A summary of the Bank's commitments (approximately) at December 31, 2000 and 1999, is as follows:


                                    2000         1999
                                -----------  -----------
Commitments to extend credit    $39,351,000  $12,908,000
Standby letters of credit         1,498,000            -
                                -----------  -----------
                                $40,849,000  $12,908,000
                                ===========  ===========

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the party. Collateral held varies, but may include accounts receivable, inventory, property and equipment, residential real estate and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Collateral held varies as specified above and is required in instances which the Bank deems necessary.

Concentrations of credit risk

Substantially all of the Bank's loans, commitments to extend credit, and standby letters of credit have been granted to customers in the Bank's market area and such customers are generally depositors of the Bank. The concentrations of credit by type of loan are set forth in Note 4. The distribution of commitments to extend credit approximates the distribution of loans outstanding. The Bank, as a matter of policy, does not extend credit to any single borrower or group of related borrowers in excess of approximately $2,000,000. Although the Bank has a reasonably diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent upon economic conditions in and around its market area. A significant amount of the real estate loans set forth in Note 4 are secured by commercial real estate. In addition, the Bank has a loan concentration relating to customers who are in the business of land development and loans secured by commercial real estate. Total loans to this industrial group amounted to approximately $84,502,000 at December 31, 2000 and $31,601,000 at December 31, 1999.

The Bank from time to time has cash and cash equivalents on deposit with financial institutions which exceed federally-insured limits.

Other commitments

The Bank has entered into employment agreements with certain of its key officers covering duties, salary, benefits, provisions for termination and Bank obligations in the event of merger or acquisition.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 15.  Regulatory Restrictions

Dividends

The Bank, as a North Carolina banking corporation, may pay dividends only out of undivided profits (retained earnings) as determined pursuant to North Carolina General Statutes Section 53-87. However, regulatory authorities may limit payment of dividends by any bank when it is determined that such a limitation is in the public interest and is necessary to ensure financial soundness of the bank.

Capital requirements

The Bank is subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory (and possibly additional discretionary) actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital to risk-weighted assets, and of Tier I capital to average assets, as all those terms are defined in the regulations. Management believes, as of December 31, 2000, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2000, the Bank met the criteria to be considered adequately capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the following table.

The Bank's actual capital amounts and ratios are also presented in the table (in thousands).

                                                                        To Be Well
                                                    Required         Capitalized Under
                                                   For Capital       Prompt Corrective
                                    Actual      Adequacy Purposes    Action Provisions
                               ---------------  -------------------  ------------------
                               Amount    Ratio   Amount      Ratio    Amount     Ratio
                               ------    -----  --------    -------  --------   -------
December 31, 2000:
 Total Capital
  (to Risk-Weighted Assets)    $20,693    9.9%  >$16,741      >8.0%  >$20,926    >10.0%
 Tier I Capital                                 -             -      -           -
  (to Risk-Weighted Assets)    $18,072    8.6%  >$ 8,371      >4.0%  >$12,556    > 6.0%
 Tier I Capital                                 -             -      -           -
  (to Average Assets)          $18,072    7.6%  >$ 9,565      >4.0%  >$11,956    > 5.0%
                                                              -      -           -
December 31, 1999:
 Total Capital
  (to Risk-Weighted Assets)    $11,424   12.5%  >$ 7,299      >8.0%  >$ 9,124    >10.0%
 Tier I Capital                                 -             -      -           -
  (to Risk-Weighted Assets)    $10,282   11.3%  >$ 3,650      >4.0%  >$ 5,475    > 6.0%
 Tier I Capital                                 -             -      -           -
  (to Average Assets)          $10,282    8.7%  >$ 4,734      >4.0%  >$ 5,917    > 5.0%
                                                              -      -           -

--------------------------------------------------------------------------------
Stockholder Information
--------------------------------------------------------------------------------

Note 16.  Transactions with Related Parties

Loans

The Bank has entered into transactions with its directors, significant shareholders and their affiliates (related parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

Aggregate loan transactions with related parties were as follows:

                           2000         1999
                        ----------   -----------
Balance, beginning      $2,048,318   $ 1,654,782

New loans                2,103,478     1,889,600
Repayments                (812,424)   (1,496,064)
Relationship changes             -             -
                        ----------   -----------
Balance, ending         $3,339,372   $ 2,048,318
                        ==========   ===========

Building lease

The Bank has entered into certain lease agreements with the Chairman of the Bank's Board of Directors for the rental of a bank building and office space for bank operations. (See also Note 6.)

Note 17.  Subsequent Events

On March 30, 2001, and pursuant to a charter amendment, the Bank effected a five-for-four stock split of the Bank's common stock increasing the number of shares of common stock from 1,497,615 to 1,871,938. Additionally, by way of the same charter amendment, the Bank reduced the post-split par value of the common stock from $5.00 per share to $4.00 per share. All references to the number of common shares and per share amounts in the financial statements have been restated as appropriate to reflect the effect of the split, for all periods presented. Additionally, common stock, capital surplus, and retained earnings have been restated for all periods presented as appropriate to reflect the stock split and the change in par value.

On March 30, 2001, the Bank was acquired by MountainBank Financial Corporation (the Company) which was formed by the Bank on January 10, 2001, for the purpose of becoming the Bank's parent holding Company. Each outstanding share of the Bank's common stock was exchanged for one share of the Company's common stock with the Bank becoming a wholly-owned subsidiary of the Company. The Company's primary purpose is to serve as the parent of the Bank. This transaction was accounted for in a manner similar to a pooling-of-interests whereby the historical book values of the Bank's accounts were combined with the Company's accounts on the date of the merger.

                          Independent Auditor's Report



Board of Directors and Stockholders
MountainBank Financial Corporation

We have audited the accompanying supplemental consolidated balance sheets of MountainBank Financial Corporation and subsidiary as of December 31, 2000 and 1999, and the related supplemental consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2000. These supplemental consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these supplemental consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The supplemental consolidated financial statements give retroactive effect to the merger of MountainBank Financial Corporation and MountainBank on March 30, 2001, which has been accounted for in a manner similar to pooling-of-interests as described in Note 17 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. These consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of MountainBank Financial Corporation and subsidiary after financial statements covering the date of consummation of the business combination are issued.

In our opinion, the supplemental consolidated financial statements referred to above present fairly, in all material respects, the financial position of MountainBank Financial Corporation and subsidiary as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with generally accepted accounting principles applicable after financial statements are issued for a period which includes the date of consummation of the business combination.


/s/ Larrowe & Company, PLC
Galax, Virginia
January 25, 2001, except for Note 17, as to which
 the date is March 30, 2001

-------------------------------------------------------------------------------
Supplemental Consolidated Balance Sheets
December 31, 2000 and 1999
-------------------------------------------------------------------------------

Assets                                                     2000          1999
                                                       ------------  ------------
Cash and due from banks                                $  7,797,745  $  4,298,207
Interest bearing deposits with banks                      3,667,612    11,260,158
Federal funds sold                                        9,220,000     1,570,000
Investment securities available for sale                 35,415,821    18,587,525
Restricted equity securities                                453,300       167,200
Loans, net of allowance for loan losses $3,006,842
 in 2000 and $1,247,068 in 1999                         197,372,973    88,498,368
Property and equipment, net                               2,322,157     1,636,121
Accrued income                                            2,007,804       824,402
Other assets                                                851,608       368,900
                                                       ------------  ------------
   Total assets                                        $259,109,020  $127,210,881
                                                       ============  ============

Liabilities and Stockholders' Equity

Liabilities
 Noninterest-bearing deposits                          $ 15,531,055  $  6,782,066
 Interest-bearing deposits                              217,807,421   107,104,095
                                                       ------------  ------------
   Total deposits                                       233,338,476   113,886,161

 Securities sold under agreements to repurchase           3,145,147     1,267,522
 Obligations under capital lease                            759,804       780,484
 Accrued interest payable                                 2,840,440       826,707
 Other liabilities                                          814,734       227,515
                                                       ------------  ------------
   Total liabilities                                    240,898,601   116,988,389
                                                       ------------  ------------

 Commitments and contingencies

Stockholders' equity
 Common stock, $4 par value; 10,000,000 shares
  authorized; 1,871,938 and 1,442,433 shares issued
  and outstanding in 2000 and 1999, respectively          7,487,752     5,769,730
 Surplus                                                  9,400,906     4,385,302
 Retained earnings                                        1,182,510       126,541
 Accumulated other comprehensive income (loss)              139,251       (59,081)
                                                       ------------  ------------
   Total stockholders' equity                            18,210,419    10,222,492
                                                       ------------  ------------
   Total liabilities and stockholders' equity          $259,109,020  $127,210,881
                                                       ============  ============



See Notes to Supplemental Consolidated Financial Statements

--------------------------------------------------------------------------------
Supplemental Consolidated Statements of Income
For the years ended December 31, 2000, 1999, and 1998
--------------------------------------------------------------------------------

                                                       2000        1999        1998
                                                   -----------  ----------  ----------
Interest income
 Loans and fees on loans                           $13,210,158  $5,649,738  $3,014,080
 Federal funds sold                                    241,412     331,405     327,280
 Investment securities, taxable                      1,857,850     513,415     137,749
 Investment securities, nontaxable                       6,708           -           -
 Deposit with banks                                    504,981     257,071           -
                                                   -----------  ----------  ----------
  Total interest income                             15,821,109   6,751,629   3,479,109
                                                   -----------  ----------  ----------

Interest expense
 Deposits                                            8,795,951   3,444,426   1,673,831
 Securities sold under agreements to repurchase        152,766      54,853      28,718
 Other borrowed funds                                   67,720      61,968      62,098
                                                   -----------  ----------  ----------
  Total interest expense                             9,016,437   3,561,247   1,764,647
                                                   -----------  ----------  ----------
  Net interest income                                6,804,672   3,190,382   1,714,462

Provision for loan losses                            1,905,000     826,500     471,118
                                                   -----------  ----------  ----------
  Net interest income after provision
   for loan losses                                   4,899,672   2,363,882   1,243,344
                                                   -----------  ----------  ----------

Noninterest income
 Service charges on deposit accounts                   460,984     230,715      99,886
 Mortgage origination income                           499,212     493,077     320,951
 Gain on sale of loans                                 150,977           -           -
 Other service charges and fees                         60,240      35,018      22,629
 Other income                                          146,514      22,893      25,848
                                                   -----------  ----------  ----------
  Total noninterest income                           1,317,927     781,703     469,314
                                                   -----------  ----------  ----------

Noninterest expense
 Salaries and employee benefits                      2,416,831   1,396,715     807,381
 Occupancy                                             315,702     209,841     173,718
 Equipment                                             348,619     196,212      72,283
 Data processing                                       298,178     157,521      59,089
 Other general and administrative                    1,199,182     859,468     470,086
                                                   -----------  ----------  ----------
  Total noninterest expense                          4,578,512   2,819,757   1,582,557
                                                   -----------  ----------  ----------
  Income before income taxes                         1,639,087     325,828     130,101

Income tax expense                                     583,118           -           -
                                                   -----------  ----------  ----------
  Net income                                       $ 1,055,969  $  325,828  $  130,101
                                                   ===========  ==========  ==========

Basic earnings per share                           $       .62  $      .26  $      .12
                                                   ===========  ==========  ==========
Diluted earnings per share                         $       .57  $      .23  $      .11
                                                   ===========  ==========  ==========
Weighted average shares outstanding                  1,701,426   1,270,721   1,092,780
                                                   ===========  ==========  ==========




See Notes to Supplemental Consolidated Financial Statements

--------------------------------------------------------------------------------
Supplemental Consolidated Statements of Changes in Stockholders' Equity
For the years ended December 31, 2000, 1999, and 1998
--------------------------------------------------------------------------------


                                                                                           Accumulated
                                         Common Stock                       Retained          Other
                                 --------------------------                 Earnings      Comprehensive
                                    Shares        Amount       Surplus      (Deficit)     Income (Loss)     Total
                                 -------------  -----------  -----------  --------------  -------------  ------------
 Balance, December 31, 1997           756,343   $3,025,370   $3,277,877      $ (329,388)      $  1,618   $ 5,975,477

 Comprehensive income
 Net income                                 -            -            -         130,101              -       130,101
 Net change in unrealized
  appreciation on
  investment securities
  available for sale                        -            -            -               -         20,843        20,843
                                                                                                         -----------
 Total comprehensive income                                                                                  150,944

 Stock options exercised                5,715       22,860       27,432               -              -        50,292
 Stock split, effected in the
  form of a dividend                  152,400      609,600     (609,600)              -              -             -
 Fractions redeemed                         -            -         (130)              -              -          (130)
                                    ---------   ----------   ----------   -------------   ------------   -----------
 Balance, December 31, 1998           914,458    3,657,830    2,695,579        (199,287)        22,461     6,176,583

 Comprehensive income
 Net income                                 -            -            -         325,828              -       325,828
 Net change in unrealized
  appreciation on
  investment securities
  available for sale                        -            -            -               -        (81,542)      (81,542)
                                                                                                         -----------
 Total comprehensive income                                                                                  244,286

 Shares issued                        280,434    1,121,735    2,627,813               -              -     3,749,548
 Stock options exercised                7,159       28,635       23,880               -              -        52,515
 Stock split, effected in the
  form of a dividend                  240,382      961,530     (961,530)                                          -
 Fractions redeemed                                                (440)                                       (440)
                                   ----------   ----------  -----------       ---------   ------------   ----------
 Balance, December 31, 1999         1,442,433    5,769,730    4,385,302         126,541        (59,081)   10,222,492

 Comprehensive income
 Net income                                 -            -            -       1,055,969              -     1,055,969
 Net change in unrealized
  appreciation on
  investment securities
  available for sale                        -            -            -               -        198,332       198,332
                                                                                                         -----------
 Total comprehensive income                                                                                1,254,301

 Fractional shares
 purchased                                (81)        (323)         323               -              -             -
 Shares sold                          426,331    1,705,325    5,005,128               -              -     6,710,453
 Stock options exercised                3,255       13,020       10,153               -              -        23,173
                                    ---------   ----------   ----------   -------------   ------------   -----------
 Balance, December 31, 2000         1,871,938   $7,487,752   $9,400,906      $1,182,510       $139,251   $18,210,419
                                    =========   ==========   ==========   =============   ============   ===========




See Notes to Supplemental Consolidated Financial Statements

--------------------------------------------------------------------------------
Supplemental Consolidated Statements of Cash Flows
For the years ended December 31, 2000, 1999, and 1998
--------------------------------------------------------------------------------

                                                                        2000           1999           1998
                                                                   -------------   ------------   ------------
Cash flows from operating activities
 Net income                                                        $   1,055,969   $    325,828   $    130,101
 Adjustments to reconcile net income
  to net cash provided by operations:
   Depreciation and amortization                                         298,096        185,897        120,668
   Provision for loan losses                                           1,905,000        826,500        471,118
   Deferred income taxes                                                (536,147)       (97,591)      (136,514)
   Accretion of discount on securities, net of
    amortization of premiums                                             (33,062)        (5,570)           893
Changes in assets and liabilities:
  Accrued income                                                      (1,183,402)      (473,653)      (236,525)
  Other assets                                                           (18,298)      (110,778)       (13,981)
  Accrued interest payable                                             2,013,733        269,138        447,598
  Other liabilities                                                      587,219         94,703        117,261
                                                                   -------------   ------------   ------------
      Net cash provided by operating activities                        4,089,108      1,014,474        900,619
                                                                   -------------   ------------   ------------

Cash flows from investing activities
 Net (increase) decrease in federal funds sold                        (7,650,000)    (1,250,000)     3,250,000
 Net (increase) decrease in interest-bearing deposits with banks       7,592,546    (11,260,158)             -
 Purchases of investment securities                                  (24,435,517)   (14,923,637)    (7,141,340)
 Sales of investment securities                                                -        500,000              -
 Maturities of investment securities                                   7,624,252      1,764,056      1,492,987
 Net increase in loans                                              (110,779,605)   (41,717,141)   (30,280,979)
 Purchases of property and equipment                                    (984,132)      (532,842)      (298,299)
                                                                   -------------   ------------   ------------
      Net cash used in investing activities                         (128,632,456)   (67,419,722)   (32,977,631)
                                                                   -------------   ------------   ------------

Cash flows from financing activities
 Net increase in noninterest-bearing deposits                          8,748,989      2,090,510      3,126,338
 Net increase in interest-bearing deposits                           110,703,326     61,435,915     30,454,719
 Net increase in securities sold under agreements
  to repurchase                                                        1,877,625        663,000        551,524
 Repayment of obligations under capital lease                            (20,680)       (22,124)       (18,364)
 Proceeds from the issuance of common stock, net                       6,733,626      3,801,623         50,162
                                                                   -------------   ------------   ------------
      Net cash provided by financing activities                      128,042,886     67,968,924     34,164,379
                                                                   -------------   ------------   ------------
      Net increase in cash and cash equivalents                        3,499,538      1,563,676      2,087,367

Cash and cash equivalents, beginning                                   4,298,207      2,734,531        647,164
                                                                   -------------   ------------   ------------
Cash and cash equivalents, ending                                  $   7,797,745   $  4,298,207   $  2,734,531
                                                                   =============   ============   ============

Supplemental disclosures of cash flow information
 Interest paid                                                     $   7,002,704   $  3,292,109   $  1,317,049
                                                                   =============   ============   ============
 Income taxes paid                                                 $     620,965   $     90,843   $     45,000
                                                                   =============   ============   ============




See Notes to Supplemental Consolidated Financial Statements

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies

Organization

MountainBank Financial Corporation (the Company) was incorporated as a North Carolina corporation on January 10, 2001 to acquire the stock of MountainBank (the Bank). The Bank was acquired by the Company on March 30, 2001.

MountainBank was organized and incorporated under the laws of the State of North Carolina on June 25, 1997 and commenced operations on June 26, 1997. The Bank currently serves Henderson, Polk, Rutherford, and Buncombe counties, North Carolina and surrounding areas through seven banking offices. As a state chartered bank which is not a member of the Federal Reserve, the Bank is subject to regulation by the State of North Carolina Banking Commission and the Federal Deposit Insurance Corporation.

The accounting and reporting policies of the Company and the Bank follow generally accepted accounting principles and general practices within the financial services industry. Following is a summary of the more significant policies.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and the Bank, which is wholly owned. All material intercompany transactions and balances have been eliminated in consolidation.

Business segments

The Company reports its activities as a single business segment. In determining the appropriateness of segment definition, the Company considers the materiality of a potential segment and components of the business about which financial information is available and regularly evaluated relative to resource allocation and performance assessment.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the allowances for loan and foreclosed real estate losses, management obtains independent appraisals for significant properties.

Substantially all of the Bank's loan portfolio consists of loans in its market area. Accordingly, the ultimate collectibility of a substantial portion of the Bank's loan portfolio and the recovery of a substantial portion of the carrying amount of foreclosed real estate are susceptible to changes in local market conditions. The regional economy is diverse, but influenced to an extent by the retirement, manufacturing and agricultural segments.

While management uses available information to recognize loan and foreclosed real estate losses, future additions to the allowances may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as a part of their routine examination process, periodically review the Bank's allowances for loan and foreclosed real estate losses. Such agencies may require the Bank to recognize additions to the allowances based on their judgments about information available to them at the time of their examinations. Because of these factors, it is reasonably possible that the allowances for loan and foreclosed real estate losses may change materially in the near term.

Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents are defined as those amounts included in the balance sheet caption "cash and due from banks.

--------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies, continued

Trading securities

The Bank does not hold securities for short-term resale and therefore does not maintain a trading securities portfolio.

Securities held to maturity

Bonds, notes, and debentures for which the Bank has the positive intent and ability to hold to maturity are reported at cost, adjusted for premiums and discounts that are recognized in interest income using the interest method over the period to maturity or to call dates. All securities held by the Bank at December 31, 2000 and 1999 were classified as available for sale.

Securities available for sale

Available-for-sale securities are reported at fair value and consist of bonds, notes, debentures, and certain equity securities not classified as trading securities or as held-to-maturity securities.

Unrealized holding gains and losses, net of tax, on available-for-sale securities are reported as a net amount in a separate component of stockholders' equity. Realized gains and losses on the sale of available-for-sale securities are determined using the specific-identification method. Premiums and discounts are recognized in interest income using the interest method over the period to maturity or to call dates.

Declines in the fair value of individual held-to-maturity and available-for-sale securities below cost that are other than temporary are reflected as write-downs of the individual securities to fair value. Related write-downs are included in earnings as realized losses.

Loans held for sale

Mortgage loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated market value in the aggregate. Net unrealized losses are recognized through a valuation allowance by charges to income.

Loans receivable

Loans receivable that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal amount adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans and unamortized premiums or discounts on purchased loans.

Loan origination fees and certain direct origination costs are capitalized and recognized as an adjustment of the yield of the related loan. Discounts and premiums on any purchased residential real estate loans are amortized to income using the interest method over the remaining period to contractual maturity, adjusted for anticipated prepayments. Discounts and premiums on any purchased consumer loans are recognized over the expected lives of the loans using methods that approximate the interest method.

Interest is accrued and credited to income based on the principal amount outstanding. The accrual of interest on impaired loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

Allowance for loan losses

The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

--------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies, continued

Allowance for loan losses, continued

The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

A loan is considered impaired when, based on current information and events, it is probable that the Corporation will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

Large groups of smaller balance homogeneous loans are collectively evaluated for impairment. Accordingly, the Bank does not separately identify individual consumer and residential loans for impairment disclosures.

Property and equipment

Bank premises, furniture and equipment, and leasehold improvements are carried at cost, less accumulated depreciation and amortization computed principally by the straight-line method over the following estimated useful lives:

                                       Years
                                       -----
          Buildings and improvements   5-40
          Furniture and equipment      3-10

For assets recorded under the terms of capital leases, the present value of future minimum lease payments is treated as cost.

Foreclosed properties

Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at fair value less anticipated cost to sell at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by management and the real estate is carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses from operations and changes in the valuation allowance are included in loss on foreclosed real estate.

Stock-based compensation

The Bank accounts for its stock-based compensation plans using the accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. The Bank is not required to adopt the fair value based recognition provisions prescribed under SFAS No. 123, Accounting for Stock-Based Compensation (issued in October 1995), but complies with the disclosure requirements set forth in the Statement, which include disclosing pro forma net income as if the fair value based method of accounting had been applied.

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies, continued

Transfers of financial assets

Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Bank, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Bank does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Income taxes

Provision for income taxes is based on amounts reported in the statements of income (after exclusion of non-taxable income such as interest on state and municipal securities) and consists of taxes currently due plus deferred taxes on temporary differences in the recognition of income and expense for tax and financial statement purposes. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Basic earnings per share

Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period, after giving retroactive effect to stock splits and dividends.

Diluted earnings per share

The computation of diluted earnings per share is similar to the computation of basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if dilutive potential common shares had been issued. The numerator is adjusted for any changes in income or loss that would result from the assumed conversion of those potential common shares.

Comprehensive income

Annual comprehensive income reflects the change in the Bank's equity during the year arising from transactions and events other than investment by and distributions to shareholders. It consists of net income plus certain other changes in assets and liabilities that are reported as separate components of stockholder's equity rather than as income or expense.

Financial instruments

Any derivative financial instruments held or issued by the Bank are held or issued for purposes other than trading.

In the ordinary course of business the Bank has entered into off-balance-sheet financial instruments consisting of commitments to extend credit. Such financial instruments are recorded in the financial statements when they are funded or related fees are incurred or received.

The Bank does not utilize interest-rate exchange agreements or interest-rate futures contracts.

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 1.  Organization and Summary of Significant Accounting Policies, continued

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Bank.

The following methods and assumptions were used by the Bank in estimating its fair value disclosures for financial instruments:

Cash and cash equivalents: The carrying amounts reported in the balance sheet for cash and cash equivalents approximate their fair values.

Interest-bearing deposits with banks: Fair values for time deposits are estimated using a discounted cash flow analysis that applies interest rates currently being offered on certificates to a schedule of aggregated contractual maturities on such time deposits.

Available-for-sale and held-to-maturity securities: Fair values for securities, excluding restricted equity securities, are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments. The carrying values of restricted equity securities approximate fair values.

Loans receivable: For variable-rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying amounts. The fair values for other loans are estimated using discounted cash flow analysis, based on interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loan fair value estimates include judgments regarding future expected loss experience and risk characteristics. Fair values for impaired loans are estimated using discounted cash flow analysis or underlying collateral values, where applicable. The carrying amount of accrued interest receivable approximates its fair value.

Deposit liabilities: The fair values disclosed for demand and savings deposits are, by definition, equal to the amount payable on demand at the reporting date. The fair values for certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated contractual maturities on such time deposits. The carrying amount of accrued interest payable approximates fair value.

Short-term debt: The carrying amounts of short-term debt approximate their fair values.

Other liabilities: For fixed-rate loan commitments, fair value considers the difference between current levels of interest rates and the committed rates. The carrying amounts of other liabilities approximates fair value.

Reclassifications

Certain reclassifications have been made to the prior years' financial statements to place them on a comparable basis with the current year. Net income and stockholders' equity previously reported were not affected by these reclassifications.

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 2.  Restrictions on Cash

To comply with banking regulations, the Bank is required to maintain certain average cash reserve balances. The daily average cash reserve requirement was approximately $336,000 and $3,417,000 for the periods including December 31, 2000 and 1999, respectively.

Note 3.  Securities

Debt and equity securities have been classified in the balance sheets according to management's intent. The carrying amounts of securities (all available-for-sale) and their approximate fair values at December 31 follow:

                                       Amortized   Unrealized  Unrealized     Fair
2000                                     Cost        Gains       Losses       Value
----                                  -----------  ----------  ----------  -----------
 Available for sale

 U.S. Treasury securities             $         -    $      -     $     -  $         -
 U.S. Government agency securities      9,385,060      21,397      62,487    9,343,970
 State and municipal securities           813,947         547       2,793      811,701
 Mortgage-backed securities            25,005,827     268,965      14,642   25,260,150
 Restricted equity securities             453,300           -           -      453,300
                                      -----------    --------     -------  -----------
                                      $35,658,134    $290,909     $79,922  $35,869,121
                                      ===========    ========     =======  ===========

1999
----

 Available for sale

 U.S. Treasury securities             $         -    $      -     $     -  $         -
 U.S. Government agency securities     11,374,722      21,924      93,818   11,302,828
 Mortgage-backed securities             7,271,884      12,813           -    7,284,697
 Restricted equity securities             167,200           -           -      167,200
                                      -----------    --------     -------  -----------
                                      $18,813,806    $ 34,737     $93,818  $18,754,725
                                      ===========    ========     =======  ===========

Investment securities with amortized cost of approximately $7,200,000 and $2,900,000 at December 31, 2000 and 1999, respectively, were pledged as collateral on public deposits and for other purposes as required or permitted by law.

There were no realized gains or losses on the sale or maturity of investment securities for the periods ended December 31, 2000, 1999 and 1998.


The scheduled maturities of investment securities (all available for sale) at December 31, 2000 were as follows:

                                           Amortized      Fair
                                             Cost         Value
                                          -----------  -----------

Due in one year or less                   $         -  $         -
Due after one year through five years         813,978      811,701
Due after five years through ten years      2,951,650    2,967,600
Due after ten years                        31,439,206   31,636,520
Restricted equity securities                  453,300      453,300
                                          -----------  -----------
                                          $35,658,134  $35,869,121
                                          ===========  ===========

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 4.  Loans Receivable

The major components of loans in the balance sheets at December 31, 2000 and 1999, are as follows (in thousands):

                                                                                               2000       1999
                                                                                           ----------   --------
Commercial                                                                                 $   29,381   $ 17,471
Real estate:
 Construction and land development                                                             32,602     13,480
 Residential, 1-4 families                                                                     36,971     20,480
 Residential, 5 or more families                                                                  596        455
 Farmland                                                                                         385        565
 Nonfarm, nonresidential                                                                       78,493     27,727
Agricultural                                                                                      996        218
Consumer                                                                                       20,968      9,277
Other                                                                                               -          -
                                                                                           ----------   --------
                                                                                              200,392     89,673

Unearned loan origination fees, net of costs                                                      (12)        72
                                                                                           ----------   --------
                                                                                              200,380     89,745

Allowance for loan losses                                                                      (3,007)    (1,247)
                                                                                           ----------   --------
                                                                                           $  197,373   $ 88,498
                                                                                           ==========   ========
Note 5.  Allowance for Loan Losses

An analysis of the changes in the allowance for loan losses is as follows:

                                                                                 2000         1999       1998
                                                                              ----------   ----------   --------

Balance, beginning                                                            $1,247,068   $  751,816   $280,698

Provision charged to expense                                                   1,905,000      826,500    471,118
Recoveries of amounts charged off                                                  4,800          630          -
Amounts charged off                                                             (150,026)    (331,878)         -
                                                                              ----------   ----------   --------
Balance, ending                                                               $3,006,842   $1,247,068   $751,816
                                                                              ==========   ==========   ========

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 5.  Allowance for Loan Losses, continued

The following is a summary of information pertaining to impaired loans at December 31:


                                                                                           2000        1999
                                                                                        ----------  ----------
Impaired loans without a valuation allowance                                            $        -  $        -
Impaired loans with a valuation allowance                                                   79,945     291,526
                                                                                        ----------  ----------
     Total impaired loans                                                               $   79,945  $  291,526
                                                                                        ==========  ==========

Valuation allowance related to impaired loans                                           $   60,516  $   21,555
                                                                                        ==========  ==========

                                                                                 2000      1999        1998
                                                                               -------  ----------  ----------

Average investment in impaired loans                                           $21,393  $  142,117  $  410,678
                                                                               =======  ==========  ==========
Interest income recognized for the year                                        $   492  $    2,432  $   22,593
                                                                               =======  ==========  ==========
Interest income recognized on a cash basis for the year                        $   492  $    2,432  $   22,593
                                                                               =======  ==========  ==========


The Bank is not committed to lend additional funds to debtors whose loans have been modified.

Note 6.  Property and Equipment

Components of property and equipment

Components of property and equipment and total accumulated depreciation at December 31, 2000 and 1999 are as follows:

                                                                                           2000        1999
                                                                                        ----------  ----------
Land, buildings and improvements                                                        $1,221,110  $1,075,486
Furniture and equipment                                                                  1,751,863     913,355
                                                                                        ----------  ----------
   Property and equipment, total                                                         2,972,973   1,988,841

Less accumulated depreciation                                                              650,816     352,720
                                                                                        ----------  ----------
   Property and equipment, net of depreciation                                          $2,322,157  $1,636,121
                                                                                        ==========  ==========

Capital lease

The Bank leases its primary banking office under the provisions of an agreement with the Chairman of the Bank's Board of Directors which is accounted for as a capital lease. Minimum lease payments relating to the building have been capitalized as its cost. The lease calls for monthly payments of $6,700 per month for the first five years of the term with five-year segment adjustments based on changes in the CPI, and expires June 30, 2017. The lease also provides the Bank an option for two consecutive five-year renewal periods at the expiration of the original 20 year term. The banking office under capital lease at December 31, 2000 has a cost of $836,883, accumulated amortization of $147,200 and a net book value of $689,683. Amortization relating to the leased property is included in depreciation expense.

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 6.  Property and Equipment, continued

The future minimum lease payments under capital lease and the net present value of the future minimum lease payments at December 31, 2000 and 1999 are as follows:


                                      2000        1999
                                  ----------   ----------
Total minimum lease payments      $1,326,600   $1,407,000
Amount representing interest        (566,796)    (626,516)
                                  ----------   ----------
Obligation under capital lease    $  759,804   $  780,484
                                  ==========   ==========

Operating leases

The Bank leases five branch facilities under operating leases which commenced on March 1, 1998, May 10, 1999, December 1, 1999, November 1, 2000 and September 1, 2000 and expire March 2003, August 2009, November 2009, October 2005, and August 2003, respectively. The leases call for minimum monthly payments of $2,670, $1,800, $1,200, $2,100, and $1,000, respectively.

The Bank also leases an operations center under an operating lease with the Chairman of the Bank's Board of Directors. The lease commenced on December 1, 1998 and continues for a period of five years with monthly lease payments of $1,050.

Rental expense under operating leases was $168,141 and $103,539 for 2000 and 1999, respectively. Future minimum commitments under noncancellable leases are as follows:

                                  Operating   Capital
                                   Leases      Leases
                                  ---------  ----------
2001                               $117,840  $   80,400
2002                                117,840      80,400
2003                                 86,090      80,400
2004                                 61,200      80,400
2005                                 57,000      80,400
Thereafter                          133,800     924,600
                                   --------  ----------
                                   $573,770  $1,326,600
                                   ========  ==========

Note 7.  Deposits

The aggregate amount of time deposits in denominations of $100,000 or more at December 31, 2000 and 1999 was $66,386,988 and $25,936,405, respectively.

At December 31, 2000, the scheduled maturities of time deposits are as follows:

                2001                   $153,252
                2002                     12,384
                2003                      3,096
                2004                        423
                2005                        181
             Thereafter                       -
                                       --------
                                       $169,336
                                       ========

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 8.  Short-term Debt

Short-term debt consists of securities sold under agreements to repurchase, which generally mature within one to four days from the transaction date. Additional information at December 31, 2000 and 1999 and for the periods then ended is summarized below:

                                                              2000        1999
                                                          ----------   ----------
Outstanding balance at December 31                        $3,145,147   $1,267,522
                                                          ==========   ==========
Year-end weighted average rate                                  5.98%        4.78%
                                                          ==========   ==========
Daily average outstanding during the period               $2,069,879   $1,424,335
                                                          ==========   ==========
Average rate for the period                                     5.89%        3.79%
                                                          ==========   ==========
Maximum outstanding at any month-end during the period    $3,267,082   $1,943,402
                                                          ==========   ==========

The Bank has established various credit facilities to provide additional liquidity if and as needed. These consist of unsecured lines of credit in the aggregate amount of $2,000,000 and secured lines of credit of approximately $37,000,000. There were no amounts outstanding under these arrangements as of December 31, 2000 and 1999.

Note 9.  Fair Value of Financial Instruments

The estimated fair values of the Company's financial instruments are as follows (dollars in thousands):

                                                  December 31, 2000            December 31, 1999
                                            ---------------------------  ---------------------------
                                                Carrying         Fair        Carrying         Fair
                                                 Amount         Value         Amount         Value
                                            -----------------  --------  -----------------  --------
Financial assets
 Cash and cash equivalents                     $  7,798        $  7,798      $  4,298       $  4,298
 Interest-bearing deposits                        3,668           3,668        11,260         11,260
 Federal funds sold                               9,220           9,220         1,570          1,570
 Securities, available-for-sale                  35,416          35,416        18,588         18,588
 Restricted equity securities                       453             453           167            167
 Loans, net of allowance for loan losses        197,373         197,317        88,498         87,559

Financial liabilities
 Deposits                                       233,338         228,522       113,886        111,039
 Short-term debt                                  3,145           3,145         1,268          1,268
 Long-term debt                                     760             760           780            780

Off-balance-sheets assets (liabilities)
 Commitments to extend credit and
  standby letters of credit                           -               -             -              -

Note 10.  Earnings per Share

The following table details the computation of basic and diluted earnings per share for the periods ended December 31, 2000, 1999 and 1998:

                                                                  2000        1999        1998
                                                               ----------  ----------  ----------
Net income (loss) (income available to common shareholders)    $1,055,969  $  325,828  $  130,101
                                                               ==========  ==========  ==========

Weighted average common shares outstanding                      1,701,426   1,270,721   1,092,780
Effect of dilutive securities, options                            162,862     115,402      46,146
                                                               ----------  ----------  ----------
Weighted average common shares outstanding, diluted             1,864,288   1,386,123   1,138,926
                                                               ==========  ==========  ==========

Basic earnings per share                                       $      .62  $      .26  $      .12
                                                               ==========  ==========  ==========
Diluted earnings per share                                     $      .57  $      .23  $      .11
                                                               ==========  ==========  ==========

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 11.  Stock Options

On December 8, 1997, the Bank adopted a qualified incentive stock option plan which reserves up to 60,000 (108,000 adjusted for the December 1998 and 1999 and March 2001 stock splits) shares for the benefit of certain of the Bank's employees. Options granted under this plan are exercisable at no less than fair market value of the Bank's common stock at the date of grant, vest according to the terms of each particular grant and expire in no more than ten years. On October 16, 2000, the Bank amended the plan to reserve up to 63,268 (79,085 adjusted for the March 2001 stock split) additional shares for the benefit of certain of the Bank's employees.

Also on December 8, 1997, the Bank adopted a non-qualified stock option plan which reserves up to 60,000 (108,000 adjusted for the December 1998 and 1999 and March 2001 stock splits) shares for purchase by directors. Options granted under this plan are exercisable at no less than fair market value of the Bank's common stock at the date of grant, vest according to the terms of each particular grant and expire in no more than ten years. On October 16, 2000, the Bank also amended this plan to reserve up to 63,268 (79,085 adjusted for the March 2001 stock split) additional shares for purchase by directors.

Activity under Bank plans during the periods ended December 31, 2000, 1999 and 1998 is summarized below:

                                      Qualified Plan        Non-Qualified Plan
                                 -----------------------   --------------------
                                 Available                 Available
                                 For Grant      Granted    For Grant   Granted
                                 ---------      -------    ---------   --------
Balance, December 31, 1997        30,000          30,000       4,998    55,002

 Granted                         (17,000)         17,000           -         -
 Exercised                             -            (160)          -    (4,412)
 Forfeited                         4,820          (4,820)      6,761    (6,761)
 Stock split                       3,564           8,404       2,352     8,766
                                 -------         -------     -------   -------
Balance, December 31, 1998        21,384          50,424      14,111    52,595

 Granted                         (22,388)         22,388     (14,111)   14,111
 Exercised                             -            (432)          -    (5,295)
 Forfeited                         1,004          (1,004)          -         -
 Stock split                           -          14,275           -    12,282
                                 -------         -------     -------   -------
Balance, December 31, 1999             -          85,651           -    73,693

 Amendment to plan                63,268               -      63,268         -
 Granted                         (51,864)         51,864     (63,268)   63,268
 Exercised                             -          (2,201)          -         -
 Forfeited                         4,260          (4,260)          -         -
 Stock split                       3,916          32,764           -    34,240
                                 -------         -------     -------   -------
Balance, December 31, 2000        19,580         163,818           -   171,201
                                 =======         =======     =======   =======

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 11.  Stock Options, continued

Additional information related to options for the periods ended December 31, 2000, 1999 and 1998 is detailed below:


                                                             2000       1999      1998
                                                           --------   --------   -------
Outstanding options:
 Weighted average exercise price, beginning of the year    $   7.79   $   6.17   $  6.11
 Weighted average exercise price, end of the year          $  10.54   $   7.79   $  6.17
 Range of exercise prices:
  From                                                     $   6.11   $   6.11   $  6.11
  To                                                       $  16.00   $  13.34   $  9.17
 Weighted averaged remaining contractual life in months         100        101       107

Exercisable options outstanding at December 31:
 Number                                                     178,303     89,120    48,725
 Weighted average exercise price                           $   7.16   $   6.54   $  6.17

Weighted average exercise price of options:
 Granted during the year                                   $  16.00   $  12.10   $  6.52
 Exercised during the year                                 $   7.12   $   6.11   $  6.11
 Forfeited during the year                                 $  10.78   $   8.71   $  6.40
 Expired during the year                                   $      -   $      -   $     -

Grant-date fair value:
 Options granted during the year                           $918,778   $296,010   $95,085

Significant assumptions used in determining
 fair value of options granted:
 Risk-free interest rate                                       5.25%       6.0%      6.0%
 Expected life in years                                          10         10        10
 Expected dividends                                               -          -         -
 Expected volatility                                           0.85%      1.40%     1.35%

Results of operations:
 Compensation cost recognized in income for all
  stock-based compensation awards                          $      -   $      -   $     -
                                                           ========   ========   =======
 Pro forma net income, based on SFAS No. 123               $449,576   $ 29,818   $35,016
                                                           ========   ========   =======
 Pro forma earnings per common share,
  based on SFAS No. 123                                    $   0.26   $   0.02   $  0.03
                                                           ========   ========   =======

Note 12.  Benefit Plans

Defined contribution plans

The Bank maintains a profit sharing plan pursuant to Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees at least 21 years of age who have completed three months of service. Participants may contribute a percentage of compensation, subject to a maximum allowed under the Code. In addition, the Bank may make additional contributions at the discretion of the Board of Directors. The Bank contribution was approximately $24,572, $13,629, and $10,332 for 2000, 1999 and 1998, respectively.

Cafeteria plan

The Bank adopted a cafeteria plan on December 18, 2000 which provides its employees with a choice between compensation and certain qualified benefit plans including medical reimbursement, group accident and health insurance, dependent care assistance, and group term life insurance. The plan does not go into effect until 2001.

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 13.  Income Taxes

Current and deferred income tax components

The components of income tax expense are as follows:

                                                    2000         1999       1998
                                                 ----------   ---------   --------
Current                                          $1,119,265   $ 211,233   $136,514
Deferred                                           (490,229)    (97,591)   (72,054)
Deferred tax asset valuation allowance change       (45,918)   (113,642)   (64,460)
                                                 ----------   ---------   --------
                                                 $  583,118   $       -   $      -
                                                 ==========   =========   ========

Rate reconciliation

A reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to income tax expense included in the statements of income follows:

                                                   2000        1999       1998
                                                 --------   ---------   --------
Tax at statutory federal rate                    $557,290   $ 110,782   $ 44,234
State income tax, net of federal benefit           80,818       2,945     20,136
Tax exempt interest                                (6,033)          -          -
Other                                              (3,039)        (85)        90
Deferred tax asset valuation allowance change     (45,918)   (113,642)   (64,460)
                                                 --------   ---------   --------
                                                 $583,118   $       -   $      -
                                                 ========   =========   ========

Deferred income tax analysis

The components of net deferred tax assets (substantially all Federal) at December 31, 2000 and 1999, are summarized as follows:

                                                               2000       1999
                                                            ---------   --------
Deferred tax assets                                         $ 940,932   $424,867
Deferred tax liabilities                                     (128,774)   (31,202)
Deferred tax asset valuation allowance                              -    (45,918)
                                                            ---------   --------
 Net deferred tax asset                                     $ 812,158   $347,747
                                                            =========   ========

The tax effects of each significant item creating deferred taxes are summarized below:

                                                               2000       1999
                                                            ---------   --------
Net unrealized appreciation on securities
 available for sale                                         $ (71,736)  $      -
Allowance for loan losses                                     903,761    361,457
Pre-opening expenses                                           37,171     63,410
Other                                                               -     (7,655)
Depreciation                                                  (50,895)   (22,867)
Accretion of bond discount                                     (6,143)      (680)
                                                            ---------   --------
                                                            $ 812,158   $393,665
                                                            =========   ========

Note 14.  Commitments and Contingencies


Litigation

In the normal course of business the Bank is involved in various legal proceedings. After consultation with legal counsel, management believes that any liability resulting from such proceedings will not be material to the financial statements.

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 14.  Commitments and Contingencies, continued

Financial instruments with off-balance-sheet risk

The Bank is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, credit risk in excess of the amount recognized in the balance sheets.

The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as for on-balance-sheet instruments. A summary of the Bank's commitments (approximately) at December 31, 2000 and 1999, is as follows:


                                    2000         1999
                                -----------  -----------
Commitments to extend credit    $39,351,000  $12,908,000
Standby letters of credit         1,498,000            -
                                -----------  -----------
                                $40,849,000  $12,908,000
                                ===========  ===========

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on management's credit evaluation of the party. Collateral held varies, but may include accounts receivable, inventory, property and equipment, residential real estate and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Collateral held varies as specified above and is required in instances which the Bank deems necessary.

Concentrations of credit risk

Substantially all of the Bank's loans, commitments to extend credit, and standby letters of credit have been granted to customers in the Bank's market area and such customers are generally depositors of the Bank. The concentrations of credit by type of loan are set forth in Note 4. The distribution of commitments to extend credit approximates the distribution of loans outstanding. The Bank, as a matter of policy, does not extend credit to any single borrower or group of related borrowers in excess of approximately $2,000,000. Although the Bank has a reasonably diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent upon economic conditions in and around its market area. A significant amount of the real estate loans set forth in Note 4 are secured by commercial real estate. In addition, the Bank has a loan concentration relating to customers who are in the business of land development and loans secured by commercial real estate. Total loans to this industrial group amounted to approximately $84,502,000 at December 31, 2000 and $31,601,000 at December 31, 1999.

The Bank from time to time has cash and cash equivalents on deposit with financial institutions which exceed federally-insured limits.

Other commitments

The Bank has entered into employment agreements with certain of its key officers covering duties, salary, benefits, provisions for termination and Bank obligations in the event of merger or acquisition.

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 15.  Regulatory Restrictions

Dividends

The Company's dividend payments are made from dividends received from the Bank. The Bank, as a North Carolina chartered bank, may pay dividends only out of its undivided profits as determined pursuant to North Carolina General Statutes
Section 53-87. However, regulatory authorities may limit payment of dividends by any bank when it is determined that such a limitation is in the public interest and is necessary to ensure financial soundness of the Bank.

Intercompany Transactions

The Bank's legal lending limit on loans to the Company are governed by Federal Reserve Act 23A, and differ from legal lending limits on loans to external customers. Generally, a bank may lend up to 10% of its capital and surplus to its Parent, if the loan is secured. If collateral is in the form of stocks, bonds, debentures or similar obligations, it must have a market value when the loan is made of at least 20% more than the amount of the loan, and if obligations of a state or political subdivision or agency thereof, it must have a market value of at least 10% more than the amount of the loan. If such loans are secured by obligations of the United States or agencies thereof, or by notes, drafts, bills of exchange or bankers' acceptances eligible for rediscount or purchase by a Federal Reserve Bank, requirements for collateral in excess of the loan amount do not apply. Under this definition, the legal lending limit for the Bank on loans to the Company was approximately $1,821,000 at December 31, 2000. No 23A transactions were deemed to exist between the Company and the Bank at December 31, 2000.

Capital requirements

The Bank is subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory (and possibly additional discretionary) actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital to risk-weighted assets, and of Tier I capital to average assets, as all those terms are defined in the regulations. Management believes, as of December 31, 2000, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2000, the Bank met the criteria to be considered adequately capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the following table.

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 15.  Regulatory Restrictions, continued

Capital requirements, continued

The Bank's actual capital amounts and ratios are also presented in the table (in thousands).

                                                                        To Be Well
                                                      Required       Capitalized Under
                                                    For Capital      Prompt Corrective
                                    Actual       Adequacy Purposes   Action Provisions
                               ---------------  -------------------  -------------------
                               Amount   Ratio     Amount     Ratio     Amount     Ratio
                               -------  ------  -----------  ------  ----------   ------
December 31, 2000:
 Total Capital
  (to Risk-Weighted Assets)    $20,693    9.9%   > $16,741   > 8.0%   > $20,926   > 10.0%
 Tier I Capital                                  -           -        -           -
  (to Risk-Weighted Assets)    $18,072    8.6%   > $ 8,371   > 4.0%   > $12,556   >  6.0%
 Tier I Capital                                  -           -        -           -
  (to Average Assets)          $18,072    7.6%   > $ 9,565   > 4.0%   > $11,956   >  5.0%
                                                             -        -           -
December 31, 1999:
 Total Capital
  (to Risk-Weighted Assets)    $11,424   12.5%   > $ 7,299   > 8.0%   > $ 9,124   > 10.0%
 Tier I Capital                                  -           -        -           -
  (to Risk-Weighted Assets)    $10,282   11.3%   > $ 3,650   > 4.0%   > $ 5,475   >  6.0%
 Tier I Capital                                  -           -        -           -
  (to Average Assets)          $10,282    8.7%   > $ 4,734   > 4.0%   > $ 5,917   >  5.0%
                                                             -        -           -

Note 16.  Transactions with Related Parties

Loans

The Bank has entered into transactions with its directors, significant shareholders and their affiliates (related parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features.

Aggregate loan transactions with related parties were as follows:

                            2000        1999
                        ----------   -----------
Balance, beginning      $2,048,318   $ 1,654,782

New loans                2,103,478     1,889,600
Repayments                (812,424)   (1,496,064)
Relationship changes             -             -
                        ----------   -----------
Balance, ending         $3,339,372   $ 2,048,318
                        ==========   ===========

Building lease

The Bank has entered into certain lease agreements with the Chairman of the Bank's Board of Directors for the rental of a bank building and office space for bank operations. (See also Note 6.)

-------------------------------------------------------------------------------
Notes to Supplemental Consolidated Financial Statements
-------------------------------------------------------------------------------

Note 17.  Subsequent Events

On March 30, 2001, and pursuant to a charter amendment, the Bank effected a five-for-four stock split of the Bank's common stock increasing the number of shares of common stock from 1,497,615 to 1,871,938. Additionally, by way of the same charter amendment, the Bank reduced the post-split par value of the common stock from $5.00 per share to $4.00 per share. All references to the number of common shares and per share amounts in the financial statements have been restated as appropriate to reflect the effect of the split, for all periods presented. Additionally, common stock, capital surplus, and retained earnings have been restated for all periods presented as appropriate to reflect the stock split and the change in par value.

On March 30, 2001, the Bank was acquired by the Company which was formed by the Bank on January 10, 2001, for the purpose of becoming the Bank's parent holding Company. Each outstanding share of the Bank's common stock was exchanged for one share of the Company's common stock with the Bank becoming a wholly-owned subsidiary of the Company. The Company's primary purpose is to serve as the parent of the Bank. This transaction was accounted for in a manner similar to a pooling-of-interests whereby the historical book values of the Bank's accounts were combined with the Company's accounts on the date of the merger.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              MOUNTAINBANK FINANCIAL CORPORATION
                                                           (Registrant)



Date:  May 1, 2001                            By: S/ Gregory L. Gibson
                                                  ------------------------------
                                                     Gregory L. Gibson
                                                     Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.                    Exhibit Description
-----------   ------------------------------------------------------------------

   2          Agreement and Plan or Reorganization and Share Exchange dated
              January 11, 2001
   3.1        Registrant's Articles of Incorporation
   3.2        Registrant's Bylaws
   21         Subsidiaries